SEASONS SERIES TRUST

Supplement to Statement of Additional Information

Dated July 29, 2003

On page 52 of the Statement of Additional Information, under "TRUST OFFICERS AND TRUSTEES" the following footnote should be added with respect to Carl Covitz:

Mr. Covitz owns passive limited partnership interests in certain private investment funds for which an affiliate of Wellington Management serves as manager and general partner.

Dated: April 2, 2004